                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report(Date of earliest event reported) September 28, 1998



                        MATTHEWS STUDIO EQUIPMENT GROUP
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


                                  CALIFORNIA
               ------------------------------------------------
                (State or other jurisdiction of incorporation)


                0-18102                                   95-1447751
     --------------------------------------------------------------------------
     (Commission file number)          (I.R.S. Employer Identification Number)


        3111 NORTH KENWOOD STREET, BURBANK, CA                     91505
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      (Address of principal executive office)                   (Zip Code)

                                 (818)525-5200
          ----------------------------------------------------------
             (Registrant's telephone number, including area code)


                                      N/A
  --------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)

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Item 2.   Acquisition or Disposition of Assets

Effective September 28, 1998, Matthews Studio Equipment Group ("Matthews") sold a subsidiary of Matthews named Matthews Studio Equipment, Inc. to Phillips Associates, LLC ("Acquiror"). Such subsidiary is engaged primarily in the business of manufacturing, sale and distribution of grip equipment used by the entertainment production industry (the "Manufacturing Subsidiary").

The Acquiror is beneficially owned by Mr. Edward Phillips and Mrs. Norma Phillips, through the Edward and Norma Phillips Family Trust. Mr. Phillips is one of the co-founders of Matthews and, prior to this transaction, Mr. Phillips was the president of the Manufacturing Subsidiary as well as one of the directors of Matthews.

The consideration paid by the Acquiror to Matthews for the Manufacturing Subsidiary was reached through arms-length negotiations. The Acquiror exchanged 1,916,450 shares of Matthews common stock and assumed $5 million of debt under Matthews' bank line of credit with The Chase Manhattan Bank, for all of the stock in the Manufacturing Subsidiary. Also, Matthews paid to Mr. Phillips $75,000 in consideration for his cancellation of options to purchase 274,000 shares of Matthews common stock, and Mr. Phillips and Matthews exchanged mutual general releases in respect of his employment agreement with the Manufacturing Subsidiary and Matthews, originally entered into on July 1, 1995.

Effective September 28, 1998, Mr. Phillips resigned from all officer and director positions he previously held with Matthews and its subsidiaries.

A copy of the press release made by Matthews in respect of this disposition of the Manufacturing Subsidiary is attached as an exhibit.

Item 7.   Financial Statements and Exhibits

As of the date of this report, the pro forma financial information required by this item is not available. It is Matthews' intention that such financial information will be filed within 60 days of the due date of this report, as required under applicable regulations of the Securities and Exchange Commission.

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(2)(c) Exhibits

                         EXHIBIT INDEX
Exhibit                  Document Description
-------                  --------------------
 99.1                    Stock Exchange Agreement dated September 28, 1998,
                         among Matthews Studio Equipment Group, Matthews Studio
                         Equipment, Inc., Phillips Associates, LLC and Edward
                         Phillips, without the schedules and exhibits thereto, other than as listed below:

                         i. Amendment No. 2 to Employment Agreement dated September 28, 1998, among Matthews Studio Equipment Group, Matthews Studio Equipment, Inc. and Edward Phillips.

                         ii. Indemnification Agreement dated September 28, 1998, among Matthews Studio Equipment Group, Matthews Studio Equipment, Inc., Phillips Associates, LLC and Edward Phillips.

 99.2 Matthews' press release in respect of the disposition of Matthews Studio Equipment, Inc.

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                                  SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MATTHEWS STUDIO EQUIPMENT GROUP
                                           (Registrant)



Date: October 12, 1998            By:  /s/ Carlos D. DeMattos
                                     -------------------------------------------
                                          Carlos D. DeMattos
                                  Chairman of the Board, Chief Executive
                                  Officer, President & Chief Financial Officer


                                  By: /s/ Gary S. Borman
                                     -------------------------------------------
                                         Gary S. Borman
                                  Vice President, Corporate Controller
                                  & Principal Accounting Officer